Exhibit 10.1

September 30, 1998

ResortQuest International, Inc.
530 Oak Court Drive, Suite 360
Memphis, TN  38117

Attn:  John K. Lines, Senior Vice President,
       General Counsel and Secretary

Re: Credit Agreement dated as of May 26, 1998 (the "Credit Agreement") among ResortQuest International, Inc. (the "Borrower"), the other Credit Parties party thereto, the Lenders party thereto (the "Lenders") and NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent")

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

The Lenders and the Credit Parties hereby agree that Section 8.1 of the Credit Agreement is amended by adding the following subsection (f) thereto and making the appropriate grammatical changes:

     (f) Indebtedness evidenced by that certain promissory note, dated as of September 30, 1998, made by the Borrower and payable to the order of NationsBank in the principal amount of $5,000,000.

The Lenders and the Credit Parties further agree that the definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following clause (xii) thereto and making the appropriate grammatical changes:

     (xii)Liens in favor of the Agent on behalf of NationsBank to secure the obligations and liabilities of the Borrower to NationsBank evidenced by the promissory note referenced in Section 8.1(f).

With respect to the Acquisitions by the Borrower of all of the outstanding shares of stock of Tops'l Sales Group, Inc., a Florida corporation, and Abbott Realty Services, Inc., a Florida corporation (collectively, the "Target Companies"), the Lenders hereby agree (a) to waive the requirements of Sections
6.18 and 8.5 of the Credit Agreement and clauses (v)(B) and (vi)(B) of the definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement and (b) that after giving effect to the Acquisitions of the Target Companies, the cash consideration limit set forth in clause (vi)(A) of such definition of "Permitted Acquisition" shall be deemed $12,500,000 for the remainder of calendar year 1998. With respect to the promissory note referenced in Section 8.1(f) of the Credit Agreement (the "NationsBank Note"), the Lenders agree to waive the requirements of Section 8.7 of the Credit Agreement.

The Credit Parties and the Lenders agree that the obligations and liabilities of the Borrower under the NationsBank Note (i) shall be secured by the Collateral pro rata with the Credit Party Obligations and the Credit Parties hereby grant to the Agent a security interest in the Collateral to secure such obligations and liabilities and (ii) shall be guaranteed by the Guarantors pursuant to, and in accordance with the terms and provisions of, the guaranty set forth in
Section 4 of the Credit Agreement and the Guarantors hereby guarantee for the benefit of the Agent such obligations and liabilities in accordance with such
Section 4.

Nothing herein contained shall be deemed to constitute a waiver of any rights or remedies the Lenders may have under the Credit Agreement or any other Credit Documents or under applicable law. The waivers set forth in this letter agreement shall be effective only in the specific circumstances provided for above and only for the purposes for which given.

Except as waived, amended or otherwise modified hereby, all of the terms and provisions of the Credit Agreement (specifically including, without limitation, the terms of clause (v)(A) of the definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement) shall remain in full force and effect.

The effectiveness of this letter agreement is subject to receipt by the Agent of
(i) an executed original counterpart of this letter agreement or facsimile thereof (the delivery of such facsimile constituting a representation that an original counterpart will be delivered thereafter) from each of the Credit Parties and Required Lenders, (ii) a fully executed original copy of the NationsBank Note or a facsimile thereof (the delivery of such facsimile constituting a representation that the original NationsBank Note will be delivered thereafter) and (iii) a Pro Forma Compliance Certificate with respect to the Acquisitions of the Target Companies.

All references in the Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as modified hereby.

This letter agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

This letter may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

                                Sincerely,

                                NATIONSBANK, N.A., in its individual capacity and in its capacity as Agent for the Lenders

                                  By:
                                     -----------------------------

                                  Name:
                                       --------------------------

                                  Title:
                                        --------------------------

                                 FIRST TENNESSEE BANK NATIONAL
                                 ASSOCIATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

ACCEPTED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

BORROWER                        RESORTQUEST INTERNATIONAL, INC.,
                                 A DELAWARE CORPORATION

                                By:
                                   -----------------------------

                                Name:
                                     ---------------------------

                                Title:
                                      --------------------------

GUARANTORS                      FIRST RESORT SOFTWARE, INC.,
                                 A COLORADO CORPORATION

                                By:
                                   -----------------------------

                                Name:
                                     ---------------------------

                                Title:
                                      --------------------------

GUARANTORS                      B & B ON THE BEACH, INC
                                 A NORTH CAROLINA CORPORATION

                                By:
                                   -----------------------------

                                Name:
                                     ---------------------------

                                Title:
                                      --------------------------

GUARANTORS                      BRINDLEY & BRINDLEY REALTY &
                                 DEVELOPMENT, INC., A NORTH CAROLINA CORPORATION

                                By:
                                   -----------------------------

                                Name:
                                     ---------------------------

                                Title:
                                      --------------------------

GUARANTORS                      COASTAL RESORTS REALTY L.L.C.,
                                 A DELAWARE LIMITED LIABILITY COMPANY

                                By:
                                   -----------------------------

                                Name:
                                     ---------------------------

                                Title:
                                      --------------------------

GUARANTORS                       COASTAL RESORTS MANAGEMENT, INC.,
                                  A DELAWARE CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       COLLECTION OF FINE PROPERTIS, INC.,
                                  A COLORADO CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       TEN MILE HOLDINGS, LTD.,
                                  A COLORADO CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       HOTEL CORPORATION OF THE PACIFIC, INC.,
                                  A HAWAII CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       HOUSTON AND O'LEARY COMPANY,
                                  A COLORADO CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       MAUI CONDOMINIUM & HOME REALTY, INC.,
                                  A HAWAII CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       THE MAURY PEOPLE, INC.,
                                  A MASSACHUSETTS CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       HOWEY ACQUISITION, INC.,
                                  A FLORIDA CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       REALTY CONSULTANTS, INC.,
                                  A FLORIDA CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       RESORT PROPERTY MANAGEMENT, INC.,
                                  A UTAH CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       TELLURIDE RESORT ACCOMMODATIONS, INC.,
                                  A COLORADO CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       TRUPP HODNETT ENTERPRISES, INC.,
                                  A GEORGIA CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       THE MANAGEMENT COMPANY,
                                  A GEORGIA CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------

GUARANTORS                       WHISTLER CHALETS LIMITED,
                                  A BRITISH COLUMBIA CORPORATION

                                 By:
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------